Exhibit 3

REGISTRATION RIGHTS AGREEMENT

     This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 15, 2007, by and among SunCom Wireless Holdings, Inc., a Delaware corporation (the “Company”), and the purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).

     This Agreement is made pursuant to that certain Exchange Agreement, dated as of January 31, 2007, among the Company, SunCom Wireless, Inc. (f/k/a Triton PCS, Inc.) (“Wireless”), SunCom Wireless Investment Company LLC, a Delaware limited liability company (“SunCom Investment”), and the Purchasers (the “Exchange Agreement”), pursuant to which the Company is delivering up to 48,304,431 shares of its Class A common stock, par value $0.01 per share (“Common Stock”), to SunCom Investment, which will in turn be exchanged by SunCom Investment for an aggregate of $302,115,000 principal amount of 9-3/8% Senior Subordinated Notes due 2011 and $377,139,000 principal amount of 8-3/4% Senior Subordinated Notes due 2011 of SunCom Wireless, Inc., our indirect wholly-owned subsidiary, which are currently held by the Purchasers, upon the terms and subject to the conditions set forth therein.

     The Company and the Purchasers hereby agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Exchange Agreement shall have the meanings given such terms in the Exchange Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

        “Advice” shall have the meaning set forth in Section 5(a).

        “Agreement” shall have the meaning set forth in the Preamble.

        “Business Day” shall mean any day except Saturday, Sunday or any other day on which commercial banks in the Commonwealth of Pennsylvania and/or the State of New York are authorized by law or other governmental action to close.

         “Commission” means the Securities and Exchange Commission.

         “Common Stock” shall have the meaning set forth in the Preamble.

         “Company” shall have the meaning set forth in the Preamble.

         “Disclosure Package” means, with respect to any offering of securities, (i) the preliminary prospectus, (ii) each Free Writing Prospectus and (iii) all other information, in each case, that is deemed under Rule 159 promulgated under the Securities Act to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

         “Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) or 2(b) is first declared effective by the Commission.

          “Effectiveness Date” means (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of: (a)(i) the 120th day following the Closing Date and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b), the 120th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section; provided, however, that in the event the Company shall have entered into a definitive agreement with respect to a Sale Transaction or such Sale Transaction has become “probable” (within the meaning Regulation S-X) prior to the effectiveness of an initial Registration Statement pursuant to Section 2(a) and before the Effectiveness Date, the Effectiveness Date shall be extended by an additional 60 days.

          “Effectiveness Period” shall have the meaning set forth in Section 2(a).

          “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          “Exchange Agreement” shall have the meaning set forth in the Preamble.

           “Filing Date” means (a) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the 20th day following the Closing Date, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(b), the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section; provided, however, that in the event the Company shall have entered into a definitive agreement with respect to a Sale Transaction or such Sale Transaction has become “probable” (within the meaning Regulation S-X) prior to the filing of an initial Registration Statement pursuant to Section 2(a) and before the Filing Date, the Filing Date shall be extended by an additional 60 days.

          “Free Writing Prospectus” means any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

          “Indemnified Party” shall have the meaning set forth in Section 5(c).

          “Indemnifying Party” shall have the meaning set forth in Section 5(c). “Losses” shall have the meaning set forth in Section 5(a).

          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          “Prospectus” means (i) the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act) or (ii) a Free Writing Prospectus, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     “Purchaser” and “Purchasers” shall have the meaning set forth in the Preamble.

     “Registrable Securities” means as to each Purchaser: (i) the Shares held by such Purchaser and (ii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the securities referenced in (i) above.

     “Registration Statement” means the initial registration statement required to be filed in accordance with Section 2(a) and any additional registration statement(s) required to be filed under Section 2(b), including (in each case) the Prospectus, amendments and supplements to such registration statements or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statements.

     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

     “Securities Act” means the Securities Act of 1933, as amended.

     “Selling Holder Questionnaire” shall have the meaning set forth in Section 2(c).

     “Shares” means the shares of Common Stock beneficially owned by the Purchasers, including shares of Common Stock issued or issuable to the Purchasers pursuant to the Exchange Agreement.

     “SunCom Investment” shall have the meaning set forth in the Preamble.

     “Suspension Period” shall have the meaning set forth in Section 6(e)(ii).

     “Trading Day” means a day on which the principal national securities exchange or automated quotation system in the United States on which the Company’s Common Stock is listed or quoted or admitted to trading is open for the transaction of business or, if the Company’s Common Stock is not listed or quoted or admitted to trading on any national securities exchange or automated quotation system in the United States, any Business Day.

          “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market, on which the Common Stock is listed or quoted for trading on the date in question.

     2. Registration.

        (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act no later than the Effectiveness Date, and shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier of (i) three (3) years after the Effective Date, (ii) such time as all of the Registrable Securities have been publicly sold by the Purchasers, or (iii) such time as all of the Registrable Securities may be sold pursuant to Rule 144(k) (the “Effectiveness Period”). The Company will use its commercially reasonable efforts, consistent with the terms of this Agreement, to remain eligible to use Form S-3 registration or a similar short-form registration.

        (b) If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement filed pursuant to Section 2(a), or for any other reason any Registrable Securities are not included in a Registration Statement filed under this Agreement, or if the Registration Statement ceases to be effective before the expiration of the Effectiveness Period, then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, but in any event by its Filing Date, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415, on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose). The Company shall use its commercially reasonable efforts to cause each such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than its Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act during its entire Effectiveness Period.

        (c) Each Purchaser agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex A (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Purchaser in a Registration Statement who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least six Trading Days prior to the Filing Date (subject to the requirements set forth in Section 3(a)).

3. Registration Procedures

     In connection with the Company's registration obligations hereunder, the Company shall:

     (a) Not less than five Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto furnish to the Purchasers and Purchasers’ counsels copies of such documents as proposed to be filed, which documents will be subject to the review of the Purchasers, except for any amendment or supplement or document (a copy of which has been previously furnished to the Purchasers) which counsel to the Company shall advise the Company is required to be filed sooner in order to comply with applicable law, rules and regulations.

     (b) (i) Subject to Section 6(e), prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond reasonably promptly to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that would not result in the disclosure to the Purchasers of material and non-public information concerning the Company; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement. Additionally, upon the written request of the holders of at least 15% of the Registrable Securities held by the Purchasers, the Company shall file such amendments, including post-effective amendments, to each Registration Statement, or file such Prospecuts supplements as are required to permit an underwritten offering of the Registrable Securities. Such underwritten offering shall be on reasonable and customary terms to be agreed to by the Purchasers and the Company; provided, that the Purchasers shall have the right to select the underwriters for such offering, subject to the agreement of the Company, not to be unreasonably withheld, delayed or conditioned.

     (c) Notify the Purchasers as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three Trading Days prior to such filing): (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Purchasers that would not result in the disclosure to the Purchasers of material and non-public information concerning the Company, unless the Purchasers are willing to enter into a confidentiality agreement covering such non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, untrue, or that requires the making of additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

     (d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

     (e) Upon written request, furnish to each of the Purchasers, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits promptly after the filing of such documents with the Commission.

     (f) Promptly deliver to each of the Purchasers, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Purchasers may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

     (g) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the Purchasers in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States reasonably requested by a Purchaser proposing to sell securities in such jurisdiction, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject or (ii) file a general consent to service of process in any such jurisdiction, except in such jurisdictions where the Company is already subject to service of process.

     (h) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statements, which certificates shall be free, to the extent permitted by the Exchange Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Purchasers may request.

     (i) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (j) If requested by the Purchasers, the Company shall cause the appropriate officers of the Company to (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other reasonable actions to obtain ratings for any Registrable Securities and (iii) otherwise use their reasonable efforts to cooperate as requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

     (k) The Company shall cause to be furnished to each Purchaser and to each such underwriter, if any, a signed counterpart, addressed to such Purchaser or underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as a majority of such Purchasers or the managing underwriter therefor reasonably requests.

   4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence (the “Registration Expenses”) shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws, including reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the securities registered), (ii) fees and disbursements of counsel for the Company, (iii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including and fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 3(k)), (iv)

expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (v) security engraving and printing expenses, (vi) fees and expenses of any special experts retained by the Company in connection with such registration, (vii) reasonable fees and expenses of one counsel for all of the Purchasers participating in the offering selected by the Purchasers, (viii) fees and expenses in connection with any review by the NASD of any underwriting arrangements or other terms of the offering, and all reasonable fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (ix) reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (x) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xi) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xii) reasonable expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, and (xiii) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. Notwithstanding anything to the contrary contained herein, in the event of an underwritten offering of the Registrable Securities, the Purchasers shall be responsible for any underwriting discounts or commissions in connection with such offering.

5. Indemnification.

     (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Purchasers, the officers, directors, agents, investment advisors, partners, members and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or otherwise included in the Disclosure Package, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of advice in writing (the “Advice”) from the Company that the use of the applicable Prospectus may be resumed or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. The Company also agrees to indemnify any underwriters of the Registrable Securities, their directors, officers, employees, stockholders, general partners, limited partners, members, advisory directors, managing directors and Affiliates (and directors, officers, employees, stockholders, general partners, limited partners, members, advisory directors, managing directors and controlling persons thereof) on substantially the same basis as that of the indemnification of the Purchasers provided in this Section 5(a) or otherwise on commercially reasonable terms negotiated on an arm’s-length basis with such underwriters

     (b) Indemnification by the Purchasers. Each Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or to the extent based upon: (x) the Purchaser's failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or otherwise included in the Disclosure Package, or to the extent arising out of or to the extent based upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent that, (1) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities (it being understood that such Purchaser has approved Annex B hereto for this purpose), or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and, if the Indemnifying Party so elects within a reasonable time after receipt of such notice, the Indemnifying Party may assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

     All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within five Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

     (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.   Miscellaneous

     (a) Remedies. In the event of a breach by the Company or by a Purchaser of any of their obligations under this Agreement, each Purchaser or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, may seek (upon proper proof) specific performance of its rights under this Agreement.

     (b) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities, and the Company shall not during the Effectiveness Period enter into any agreement providing any such right to any of its security holders.

     (c) No Inconsistent Agreements. The Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Purchasers herein. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Purchasers in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

     (d) Compliance. Each Purchaser covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

     (e) Discontinued Disposition.

           (i) Each Purchaser agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii)-(vi), such Purchaser will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser’s receipt of the copies of the supplemented or amended Prospectus and/or amended Registration Statement, or until such Purchaser’s receipt of the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

           (ii) Notwithstanding the foregoing, the Company may suspend the effectiveness of the Registration Statement by written notice to the Purchasers for a period not to exceed an aggregate of 30 days in any 90-day period (each such period a “Suspension Period”) if:

                  (1) an event occurs and is continuing as a result of which the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein would, in the Company’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                  (2) the Company determines in good faith, after consultation with external legal counsel, that the disclosure of such event at such time would be materially detrimental to the Company and its subsidiaries;

      provided that, in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which the Board of Directors of the Company determines in good faith would be reasonably likely to impede the Company’s ability to consummate such transaction, the Company may extend a Suspension Period from 30 days to 45 days; provided, however, that Suspension Periods shall not (i) exceed an aggregate of 90 days in any 360-day period and (ii) occur more than three separate times in any 360-day period. The Company shall not be required to specify in the written notice to the Purchasers the nature of the event giving rise to the Suspension Period.

            (iii) During the occurrence of any Suspension Period, the Company shall use its commercially reasonable efforts to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to permit resumed use of the Registration Statement as soon as possible after the termination of the Suspension Period.

                (iv) Notwithstanding any provision herein to the contrary, if the Company shall give notice of a Suspension Period pursuant to Section 6(e)(ii) with respect to any Registration Statement, the Company agrees that it shall extend the Effectiveness Period by the number of days during the period from the date of the giving of notice of a Suspension Period to and including the date when the Company provides written notice that the Suspension Period has ended and copies of the supplemented or amended Prospectus necessary to resume sales, with respect to each Suspension Period.

        (f) Piggy-Back Registrations. (i) If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and, if within five Trading Days after receipt of such notice, such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered (the “Piggyback Registration”). The Company shall be liable for and pay all Registration Expenses in connection with each Piggyback Registration, regardless of whether such registration is effected.

     (ii) In a Piggyback Registration, if the managing underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and all Purchasers propose to include in such registration exceeds the largest number of Registrable Securities that can be sold without having an adverse effect on such offering, including the price at which such Registrable Securities can be sold (the “Piggyback Maximum Offering Size”), the Company shall include in such registration, in the following priority, up to the Piggyback Maximum Offering Size:

1. first, such number of Registrable Securities proposed to be offered for the account of the Company, if any, as would not cause the offering to exceed    the Piggyback Maximum Offering Size,

2. second, all Registrable Securities requested to be included in such offering by any Purchasers pursuant to this Section 6(f) (the Registrable Securities  allocated, if necessary for the offering not to exceed the Piggyback Maximum Offering Size, pro rata among the Purchasers on the basis of the relative number of Registrable Securities so requested to be included in such offering by each Purchaser).

3. third, any securities proposed to be registered for the account of any other Persons, with such priorities among them as the Company shall determine.

         (g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this Section 6(g), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Purchasers holding no less than a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Purchasers and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding no less than a majority of the then outstanding Registrable Securities to which such waiver or consent relates. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     (h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on a Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	SunCom Wireless Holdings, Inc. 1100 Cassatt Road Berwyn, Pennsylvania 19312 Attention: General Counsel (610) 651-5900 (phone) (610) 722-4288(facsimile)

With a copy to:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Simeon Gold
(212) 310-8226 (phone)
(212) 310-8007 (facsimile)

Weil, Gotshal & Manges LLP
200 Crescent Court, Suite 300
Dallas, Texas 75201
Attention: W. Stuart Ogg
(214) 746-7865 (phone)
(214) 746-7777 (facsimile)

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature pages hereto.

With a copy to:	Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019 Attention: Scott Charles, Esq.

       (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Purchaser.

       (j) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

       (k) Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in either a state or federal court of competent jurisdiction in the State of New York. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably accepts and submits itself to the nonexclusive jurisdiction of each such court, generally and unconditionally, with respect to any such action, suit or proceeding. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

       (l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      (m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

       (n)   Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

       (o)   Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of each other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein or in any other document entered into in connection herewith, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other document entered into in connection herewith. Each Purchaser acknowledges that no other Purchaser will be acting as agent of such Purchaser in enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

       (p)   No Recourse. This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SUNCOM WIRELESS HOLDINGS, INC.

By: /s/ Eric Haskell
Name: Eric Haskell
Title: Executive Vice President and Chief Operating Officer

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PARDUS EUROPEAN SPECIAL OPPORTUNITIES MASTER FUND L.P.

By: Pardus Capital Management LP, its Investment
Manager

By: Pardus Capital Management LLC, its general
partner

By: /s/ Karim Samii
--------------------------------
Name: Karim Samii
Title: Sole Member

Address for Notice:
c/o Pardus Capital Management, L.P.
590 Madison Avenue, 25th Floor, Suite E
New York, New York 10022

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CAPITAL RESEARCH AND MANAGEMENT COMPANY, for and on
behalf of American High-Income Trust

By: /s/ Michael J. Downer
--------------------------------------------
Name: Michael J. Downer
Title: Vice President and Secretary

Address for Notice:

333 South Hope Street, 55th floor
Los Angeles, California 90071
Attn: Kristine Nishiyama

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CAPITAL RESEARCH AND MANAGEMENT COMPANY, for and on
behalf of The Bond Fund of America, Inc.

By: /s/ Michael J. Downer
--------------------------------------------
Name:	Michael J. Downer
Title:	Vice President and Secretary

Address for Notice:

333 South Hope Street, 55th floor
Los Angeles, California 90071
Attn: Kristine Nishiyama

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

CAPITAL RESEARCH AND MANAGEMENT COMPANY, for and on
behalf of The Income Fund of America, Inc.

By: /s/ Michael J. Downer
--------------------------------------------
Name:	Michael J. Downer
Title:	Vice President and Secretary

Address for Notice:

333 South Hope Street, 55th floor
Los Angeles, California 90071
Attn: Kristine Nishiyama

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

LISPENARD STREET CREDIT (MASTER), LTD

By: DiMaio Ahmad Capital LLC, its investment manager

By: /s/ Wes Higgins
--------------------------------------------
Name: Wes Higgins
Title: Partner and Chief Operating Officer

Address for Notice:

c/o DiMaio Ahmad Capital LLC
245 Park Avenue
New York, NY 10167

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

POND VIEW CREDIT (MASTER), L.P.

By: DiMaio Ahmad Capital LLC, its investment manager

By: /s/ Wes Higgins
--------------------------------------------
Name: Wes Higgins
Title: Partner and Chief Operating Officer

Address for Notice:
c/o DiMaio Ahmad Capital LLC
245 Park Avenue
New York, NY 10167

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HIGHLAND CREDIT OPPORTUNITIES CDO, L.P.

By:	Highland Credit Opportunities CDO GP, L.P., its
general partner

By:	Highland Credit Opportunities CDO GP, LLC, its
general partner

By:	Highland Capital Management, L.P., its sole
member

By:	Strand Advisors, Inc., its general partner

By: /s/ Mark K. Okada
--------------------------------------------
Name: Mark K. Okada
Title: Executive Vice President Strand Advisors,
Inc., General Partner of Highland Capital
Management, L.P.

Address for Notice:
13455 Noel Road, Suite 800
Dallas, TX 75240

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                               HIGHLAND CREDIT OPPORTUNITIES CDO, LTD.

By: Highland Capital Management, L.P., As Collateral Manager

By:	Strand Advisors, Inc., its general partner

                                         By: /s/ Mark K. Okada
                                         --------------------------------------------
                                         Name: Mark K. Okada
                                         Title: Executive Vice President Strand Advisors,
                                         Inc., General Partner of Highland Capital
                                         Management, L.P.

Address for Notice:
13455 Noel Road, Suite 800
Dallas, TX 75240

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HIGHLAND SPECIAL OPPORTUNITIES HOLDING COMPANY

By: /s/ J. Kevin Ciavarra Name: J. Kevin Ciavarra Title: Officer

Address for Notice: 13455 Noel Road, Suite 800 Dallas, TX 75240

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

By:	Highland Crusader Fund GP, L.P., its general partner

By:	Highland Crusader Fund GP, LLC., its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

By: /s/ Mark K. Okada
-------------------------------------------- Name: Mark K. Okada Title: Executive Vice President Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Address for Notice: 13455 Noel Road, Suite 800

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HIGHLAND CREDIT STRATEGIES MASTER FUND, L.P.

By: Highland General Partner, L.P., its general partner
By: Highland GP Holdings LLC, its general partner
By: Highland Capital Management, LP, its sole member
By: Strand Advisors, Inc., its general partner

By: /s/ Mark K. Okada
--------------------------------------------
Name: Mark K. Okada
Title: Executive Vice President Strand Advisors,
Inc., General Partner of Highland Capital
Management, L.P.

Address for Notice:
13455 Noel Road, Suite 800
Dallas, TX 75240

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HIGHLAND CDO OPPORTUNITY MASTER FUND, L.P.

By: Highland CDO Opportunity Fund GP, L.P., its general partner
By: Highland CDO Opportunity Fund GP, LLC., its general partner
By: Highland Capital Management, L.P., its sole member
By: Strand Advisors, Inc., its general partner

By: /s/ Mark K. Okada
--------------------------------------------
Name: Mark K. Okada
Title: Executive Vice President Strand Advisors,
Inc., General Partner of Highland Capital
Management, L.P.

Address for Notice:
13455 Noel Road, Suite 800
Dallas, TX 75240

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HIGHLAND CAPITAL MANAGEMENT SERVICES, INC.

By: /s/ Mark K. Okada
--------------------------------------------
Name: Mark K. Okada
Title: Officer

Address for Notice:
13455 Noel Road, Suite 800
Dallas, TX 75240

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

HIGHLAND CREDIT STRATEGIES FUND

By: /s/ Mark K. Okada
--------------------------------------------
Name: Mark K. Okada
Title: Executive Vice President

Address for Notice:
13455 Noel Road, Suite 800
Dallas, TX 75240

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

RESTORATION OPPORTUNITIES FUND

By: /s/ Mark K. Okada
--------------------------------------------
Name: Mark K. Okada
Title: Executive Vice President

Address for Notice:
13455 Noel Road, Suite 800
Dallas, TX 75240

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ORIX FINANCE CORP.

By: /s/ Christopher L. Smith
--------------------------------------------
Name: Christopher L. Smith
Title: Authorized Representative

Address for Notice:
1717 Main St., Suite 900
Dallas, TX 75201
Attn: Operations Manager

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GOLDMAN, SACHS & CO.

By: /s/ Justin Gmelich
--------------------------------------------
Name: Justin Gmelich
Title: Partner - Managing Director

Address for Notice:
1 New York Plaza
New York, NY 10004

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

J.P. MORGAN SECURITIES INC.

By: /s/ Gary Gabrysh
----------------------------------
Name: Gary Gabrysh
Title: Associate

Address for Notice:
500 Stanton Christiana Road
Newark, DE 19803

Annex A

SUNCOM WIRELESS HOLDINGS, INC. SELLING STOCKHOLDER QUESTIONNAIRE

The undersigned beneficial holder of Class A common stock, par value $.01 per share (“Class A Common Stock”), of SunCom Wireless Holdings, Inc. (the “Registrant”), understands that the Registrant intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the undersigned’s Class A Common Stock, in accordance with that certain Registration Rights Agreement (“Registration Rights Agreement”), dated as of ________, 2007, among the Registrant and the Purchasers (as defined in the Registration Rights Agreement) party thereto.

In order to sell or otherwise dispose of any shares of Class A Common Stock pursuant to the Shelf Registration Statement, the undersigned will be required to be named as a selling stockholder in the related prospectus and deliver a prospectus to purchasers of the undersigned’s Class A Common Stock. Certain legal consequences arise from being named as a selling stockholder in the Shelf Registration Statement and the related prospectus. Accordingly, you are advised to consult your own securities law counsel regarding the consequences of being named as a selling stockholder in the Shelf Registration Statement and the related prospectus.

The undersigned hereby provides the following information to the Registrant and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE
1.	(a)	Full Legal Name of Selling Stockholder: _______________________________

	(b)	Full Legal name of Registered Holder (if not the same as (a) above) through which shares of Class A Common Stock Listed in Item 3 below are held:

_____________________________________________________________________

	(c)	Full Legal Name of DTC participant (if applicable and if not the same as (b) above)
through which shares of Class A Common Stock listed in Item 3 below are held:

_____________________________________________________________________

2.	Address for Notices to Selling Stockholder:

Telephone: _________________________________________________________________

Fax: __________________________________________________________________________

Contact Person: __________________________________________________________________

3.	Number of Shares of Class A Common Stock Beneficially Owned:

4.	Beneficial Ownership of Other Securities of the Registrant.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Registrant other than the shares of Class A Common Stock listed above in Item 3.

Type and Amount of Other Securities Beneficially Owned (including options, warrants, etc.):

__________________________________________________________________________

__________________________________________________________________________

5.	Relationships with the Registrant:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Registrant (or its predecessors or affiliates) during the past three years.

State any exceptions here:____________________________________________________________

________________________________________________________________________________

6.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees, pledgees or distributees)
intends to distribute the Class A Common Stock listed above in Item 3 pursuant to the Shelf
Registration Statement only as follows (if at all). Such shares of Class A Common Stock may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If shares of Class A Common Stock are sold through underwriters or broker-dealers, the Selling Stockholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such shares of Class A
Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions)
(i) on any national securities exchange or quotation service on which the Class A Common
Stock may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of Class A Common Stock, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Class A Common Stock in the course of hedging positions they assume. The undersigned may also sell Class A Common Stock short and deliver Class A
Common Stock to close out short positions, or loan or pledge Class A Common Stock to broker-dealers that in turn may sell such securities. The undersigned has not made any arrangements with any underwriters or broker-dealers relating to the distribution or sale of the shares of common stock beneficially owned by the undersigned.

State any exceptions here:_____________________________________________________

_________________________________________________________________________

Note: Except as set forth in the Registration Rights Agreement, in no event will such methods of distribution take the form of an underwritten offering of the Class A Common Stock without the prior agreement of the Registrant.

The undersigned acknowledges that it understands its obligation to comply with the provisions of the
Securities and Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Class A Common Stock pursuant to the Shelf Registration
Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The undersigned agrees to promptly notify the Registrant of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf
Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 above and the inclusion of such information in the Shelf Registration
Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Registrant in connection with the preparation or amendment of the Shelf
Registration Statement and the related prospectus.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

______________________________
Beneficial owner
By:____________________________
Name:_________________________
Title:___________________________

Dated: _____________________

Annex B

Plan of Distribution

The undersigned (including its donees, pledgees or distributees) intends to distribute the Class A Common Stock listed in this Shelf Registration Statement only as follows (if at all). Such shares of Class A Common Stock may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If shares of Class A Common Stock are sold through underwriters or broker-dealers, the Selling Stockholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such shares of Class A Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Class A Common Stock may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of Class A Common Stock, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Class A Common Stock in the course of hedging positions they assume. The undersigned may also sell Class A Common Stock short and deliver Class A Common Stock to close out short positions, or loan or pledge Class A Common Stock to broker-dealers that in turn may sell such securities. The undersigned has not made any arrangements with any underwriters or broker-dealers relating to the distribution or sale of the shares of common stock beneficially owned by the undersigned.